THIS SECURITY  HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY.  THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

BIOTRICITY INC.

PROMISSORY NOTE

Principal Amount: US$_______________

Issue Date: __________, 2019

BIOTRICITY INC., a Nevada corporation (the “Company”), for value received, hereby promises to pay to XXXXXXX or his/its permitted assigns or successors (the “Holder”), the principal amount of XX Hundred Thousand Dollars (US$XX,000) (the “Principal Amount”), without demand, on the one-year anniversary of the issue date (the “Maturity Date”). This Promissory Note (as amended, modified or restated, this “Note”) shall bear interest at a fixed rate per annum equal of 10%, beginning on the Issue Date. Interest shall be computed based on a 365-day year and shall be payable, quarterly. Payment of all principal due shall be in such coin or currency of the United States of America as shall be legal tender for the payment of public and private debts at the time of payment.

ARTICLE 1

GENERAL PROVISIONS

SECTION 1.1.  Loss, Theft. Destruction of Note.  Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Note and, in the case of any such loss, theft or destruction, upon receipt of indemnity or security reasonably satisfactory to the Company, or, in the case of any such mutilation, upon surrender and cancellation of this Note, the Company will make and deliver, in lieu of such lost, stolen, destroyed or mutilated Note, a new note of like tenor and unpaid principal amount dated as of the date hereof. This Note shall be held and owned upon the express condition that the provisions of this Section 1.1 are exclusive with respect to the replacement of a mutilated, destroyed, lost or stolen Note and shall preclude any and all other rights and remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of negotiable instruments or other securities without their surrender.

SECTION 1.2.  Prepayment.  This Note may be prepaid by the Company in whole or in part.

SECTION 1.3.  Status of Note.  This Note is a direct, general and unconditional obligation of the Company, and constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms subject, as to enforcement, to bankruptcy, insolvency, reorganization and other similar laws of general applicability relating to or affecting creditors’ rights and to general principles of equity.

ARTICLE 2

REMEDIES

SECTION 2.1.  Events of Default.  “Event of Default” wherever used herein means any one of the following events:

(a)

Default in the due and punctual payment of the Principal Amount, or any other amount owing in respect of, this Note when and as the same shall become due and payable if such payment is not made within five days of the date that it is first due;

(b)

Default in the performance or observance of any covenant or agreement of the Company in this Note (other than a covenant or agreement a default in the performance of which is specifically provided for elsewhere in this Section 2.1), and the continuance of such default for a period of ten (10) days after there has been given to the Company by the Holder a written notice specifying such default and requiring it to be remedied;

(c)

The entry of a decree or order by a court having jurisdiction adjudging the Company as bankrupt or insolvent; or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or ordering the winding-up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of sixty (60) calendar days;

(d)

The institution by the Company of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors; or

(e)

The Company seeks the appointment of a statutory manager or proposes in writing or makes a general assignment or an arrangement or composition with or for the benefit of its creditors or any group or class thereof or files a petition for suspension of payments or other relief of debtors or a moratorium or statutory management is agreed or declared in respect of or affecting all or any material part of the indebtedness of the Company; or

(f)

It becomes unlawful for the Company to perform or comply with its obligations under this Note.

SECTION 2.2.  Effects of Default.  If an Event of Default occurs and is continuing for 10 days, then and in every such case the Holder may declare this Note to be due and payable immediately, by a notice in writing to the Company, and upon any such declaration, the Company shall pay to the Holder the outstanding principal amount of this Note.

SECTION 2.3.  Remedies Not Waived.  No course of dealing between the Company and the Holder or any delay in exercising any rights hereunder shall operate as a waiver by the Holder. No failure or delay by the Holder in exercising any right, power or privilege under this Note shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by applicable law.

ARTICLE 3

MISCELLANEOUS

SECTION 3.1.  Severability.  If any provision of this Note shall be held to be invalid or unenforceable, in whole or in part, neither the validity nor the enforceability of the remainder hereof shall in any way be affected.

SECTION 3.2.  Notice.  Where this Note provides for notice of any event, such notice shall be given (unless otherwise herein expressly provided) in writing and either (i) delivered personally, (ii) sent by certified, registered or express mail, postage prepaid or (iii) sent by facsimile or other electronic transmission, and shall be deemed given when so delivered personally, sent by facsimile or other electronic transmission (confirmed in writing) or mailed. Notices shall be addressed, if to Holder, to its address as provided in the books and records of the Company and, if to the Company, to its principal office.

SECTION 3.3.  Governing Law.  This Note shall be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to any conflicts or choice of law provisions that would cause the application of the domestic substantive laws of any other jurisdiction).

SECTION 3.4.  Forum.  The Holder and the Company hereby agree that any dispute which may arise out of or in connection with this Note shall be adjudicated before a court of competent jurisdiction in the State of New York and they hereby submit to the exclusive jurisdiction of the courts of the County and State of New York, as well as to the jurisdiction of all courts to which an appeal may be taken from such courts, with respect to any action or legal proceeding commenced by either of them and hereby irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum. SECTION 3.5.  Headings.  The headings of the Articles and Sections of this Note are inserted for convenience only and do not constitute a part of this Note.

SECTION 3.6.  Amendments.  Any provision of this Note may be amended, modified or waived if and only if the Holder of this Note and the Company has consented in writing to such amendment, modification or waiver of any such provision of this Note.

SECTION 3.7.  No Recourse Against Others.  The obligations of the Company under this Note are solely obligations of the Company and no officer, employee or stockholder shall be liable for any failure by the Company to pay amounts on this Note when due or perform any other obligation.

SECTION 3.8.  Assignment; Binding Effect.  This Note may not be assigned by the Company without the prior written consent of the Holder. This Note shall be binding upon and inure to the benefit of both parties hereto and their respective permitted successors and assigns. This Note may not be assigned by the Holder without the written consent of the Company

IN WITNESS WHEREOF, the Company has caused this Note to be signed by its duly authorized officer on the date hereinabove written.

BIOTRICITY INC.

By: ____________________________

       Name:

       Title:

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